NEXPOINT
REAL ESTATE FINANCE

NYSE:NREF

2Q 2023 Financial Supplement

July 27, 2023

CONTACT

NEXPOINT REAL ESTATE FINANCE (NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Thomas
(p) 214.908.1854
(e) kthomas@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, guidance for financial results for the third quarter of 2023, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), dividend coverage ratios and related assumptions and estimates, undistributed earnings intended to be distributed in 2023 as special dividends, and portfolio commentary, including the resiliency of SFR, and life science demand. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA, our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts and non-cash items, such as stock dividends. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. Second quarter 2023, dividend coverage amounts exclude special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares listed on the New York Stock Exchange. The company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage, life science, hospitality, and office sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

NREF Total Return vs Peers[4]



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21
Apr-21
May-21
Jun-21
Jul-21
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22
Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
Jul-23

15.3%
DISCOUNT TO BOOK[1]

12.3%
IMPLIED DIVIDEND YIELD[2]

12.8%
INSIDER OWNERSHIP[3]

1) BASED ON JULY 26, 2023, BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING JULY 26, 2023
2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 2Q DIVIDEND OF $0.50 PER COMMON SHARE, AND DOES NOT GIVE EFFECT TO THE SPECIAL DIVIDEND, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON JULY 26, 2023
3) INCLUDES NON-CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING JULY 26, 2023
4) BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING JULY 26, 2023

2Q 2023 Highlights

FINANCIAL

$9.3MM
NET INCOME IN 2Q 2023
Net income attributable to common stockholders of $6.4MM or $0.36 per diluted common share

$11.3MM
2Q 2023 CASH AVAILABLE FOR DISTRIBUTION
$0.49 per diluted common share[1]

$429.4MM
BOOK VALUE
$19.28 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A Preferred Stock

2Q 2023 Dividend
PAID ON JUNE 30, 2023
Paid a 2Q 2023 dividend of $0.500 per common share on June 30, 2023

PORTFOLIO

$1.7B
OUTSTANDING TOTAL PORTFOLIO
Composed of 88 investments[2]

$11.0MM
SENIOR LOAN REDEMPTIONS
Redeemed $11.0MM of senior loans with a blended IRR of 11.02%

$6.2MM
PREFERRED EQUITY REDEMPTIONS
Redeemed $6.2MM of preferred equity investments

$27.1MM
PREFERRED EQUITY INVESTMENTS
Purchased $27.1MM of preferred equity investments with an all-in blended yield of 16.7%

CAPITALIZATION

2.68X
DEBT TO BOOK VALUE RATIO
As of June 30, 2023

4.9 Years
WEIGHTED AVERAGE REMAINING TERM
Of secured credit facility, matched in structure and term of the underlying SFR loans as of June 30, 2023

$333.2MM
OUTSTANDING REPO FINANCING
Equates to 62.5% advance rate on our CMBS B-Piece, IO Strips, MSCR Notes and mortgage-backed security Portfolio[3]

1) CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
2) AS OF JUNE 30, 2023, AND CMBS B-PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3) BASED ON ACTUAL COLLATERAL POSTED

2Q 2023 Earnings And Book Value



Book Value Per Common Share Growth
3.2%
2.2%
1.3%
(0.9)%
(4.2)%
(3.1)%
(2.2)%
(1.6)%
$20.38
$21.04
$21.51
$21.78
$21.59
$20.68
$20.03
$19.59
$19.28
2Q 2021
3Q 2021
4Q 2021
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023

Earnings and Book Value

- Net interest income of $4.2MM, an increase of 6.5% compared to 1Q 2023
- Net income of $9.3MM, with net income attributable to common stockholders of $6.4MM, or $0.36 per diluted common share; compared to net income of $9.4MM, with net income attributable to common stockholders of $6.6MM, or $0.37 per diluted common share in 1Q 2023
- Earnings available for distribution of $10.6MM, or $0.46 per diluted common share; compared to $0.52 per diluted common share in 1Q 2023
- BV per diluted common share including redeemable NCI in the Operating Partnership decreased 1.6% to $19.28/share, compared to $19.59/share at the end of 1Q 2023



$19.59
$0.20
$0.47
$(0.06)
$(0.23)
$(0.69)
$19.28
1Q 2023 BV
Net Int Income
Other Income
LTIP
Operating Exp
Dividend
2Q 2023 BV

Net Income, EAD and CAD

Net Income (Loss) and EAD Per Diluted Share



$0.78
$1.20
(66.7)%
$0.26
(59.2)%
$0.49
$(0.49)
(288.5)%
(18.4)%
$0.40
$(0.17)
65.3%
5.0%
$0.42
317.6%
$0.37
23.8%
$0.52
(2.7)%
$0.36
(11.5)%
$0.46
37.9%
$0.40
0.0%
$0.46
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023 Est
Net Income (Loss)/Share
EAD/Share

EAD and CAD Per Diluted Share



$1.20
$1.55
$0.49
(63.9)%
$0.56
$0.40
(25.0)%
$0.42
$0.42
7.1%
$0.45
$0.52
22.2%
$0.55
$0.46
(10.9)%
$0.49
$0.46
2.0%
$0.50
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023 Est
EAD/Share
CAD/Share

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 3Q 2023 IS ESTIMATED TO BE BETWEEN $6.6MM AND $8.5MM. SEE "RECONCILIATIONS" SLIDES.

NET INCOME, EAD, CAD AND GUIDANCE

NET INCOME/EAD/CAD

- Net income per diluted common share for 2Q 2023 is $0.36, compared to net income of $0.37 per diluted common share reported in 1Q 2023
- 2Q 2023 EAD per diluted common share is $0.46, a decrease of 11.5% compared to 1Q 2023 reported EAD per diluted common share
- 2Q 2023 CAD per diluted common share is $0.49, a decrease of 10.9% compared to 1Q 2023 reported CAD per diluted common share

GUIDANCE

- 3Q 2023 EAD per diluted common share guidance is $0.46[1] at the mid-point
- 3Q 2023 CAD per diluted common share guidance is $0.50[1] at the mid-point

Dividend and Coverage

Dividend and Net Income/EAD/CAD Coverage

2Q 2023 DIVIDEND:

- 2Q dividend of $0.50 per common share was paid June 30, 2023
- 2Q 2023 Net Income dividend coverage is 0.72x
- 2Q 2023 EAD dividend coverage is 0.92x
- 2Q 2023 CAD dividend coverage is 0.98x

3Q 2023 DIVIDEND:

- 3Q 2023 dividend of $0.50 per common share declared by the Board of Directors to be paid on September 29, 2023
- 3Q 2023 estimated Net Income dividend coverage of 0.81x[1]
- 3Q 2023 estimated EAD dividend coverage of 0.92x[1]
- 3Q 2023 estimated CAD dividend coverage of 1.00x[1]

SPECIAL DIVIDEND:

- $12.5mm of undistributed earnings intended to be distributed throughout 2023
- $0.74 per share for the year
- $0.185/share per quarter throughout 2023 which were paid for Q1 2023 and Q2 2023 on March 31, 2023 and June 30, 2023, respectively
- 3Q 2023 special dividend of $0.185 per common share declared by the Board of Directors to be paid on September 29, 2023



Net Income and EAD Dividend Coverage
$1.20
$0.50
$0.49
$0.50
$0.40
$0.50
$0.42
$0.50
$0.52
$0.50
$0.46
$0.50
$0.46
$0.50
2.40x
1.56x
0.98x
0.52x
0.80x
-0.98x
0.84x
-0.34x
1.04x
0.74x
0.92x
0.72x
0.92x
0.81x
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023 Est
EAD/Share
Dividend/Share
EAD Coverage
Net Income Coverage



CAD Dividend Coverage
$1.55
$0.50
$0.56
$0.50
$0.42
$0.50
$0.45
$0.50
$0.55
$0.50
$0.49
$0.50
$0.50
$0.50
3.10x
1.12x
0.84x
0.90x
1.10x
0.98x
1.00x
1Q 2022
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
3Q 2023 Est
CAD/Share
Dividend/Share
CAD Coverage

(1) NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q 2023 IS ESTIMATED TO BE BETWEEN $6.6MM AND $8.5MM. SEE "RECONCILIATIONS" SLIDES.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, MSCR notes, mortgage-backed securities, a multifamily property and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of July 26, 2023, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
- Since 2009 and through May 2023, there have been $55.2MM in aggregate losses on $537.2B of combined issuance[2]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 5.1 years of average weighted term to maturity, and a 245 bps interest rate spread[3]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Occupancies across the sector remain at all-time highs with other fundamentals remaining strong
- Historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

5.1
YEARS AVERAGE REMAINING TERM[4]

92.0%
OF PORTFOLIO STABILIZED[4]

69.2%
WEIGHTED AVG LOAN TO VALUE[4]

1.83x
WEIGHTED AVG DSCR[4]

(1) FREDDIE MAC; 1Q 2023
(2) FREDDIE MAC; MAY 2023
(3) AS OF JUNE 30, 2023
4) AS OF JULY 26, 2023, AND EXCLUDING THE COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD MULITFAMILY PROPERTY

Portfolio Commentary[1]



WA
3%
4%
MN
MD
4%
3%
NC
CA
6%
GA
21%
TX
14%
AZ
3%
FL
18%
LESS THAN 2.5% OF TOTAL OUSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]



Life Sciences 4.1%
Self-Storage 1.5%
$1.6B
CURRENT PRINCIPAL[1]
SFR 44.0%
Multifamily 50.4%



Preferred 10.5%
Mortgage Backed Securities 2.4%
Senior Loan 41.1%
Mezz 8.1%
IO Strips 3.5%
69.2%
WEIGHTED AVG LTV[1]
CMBS B-Pieces 33.7%
MSCR Notes 0.6%

(1) AS OF JULY 26, 2023, AND EXCLUDING COMMON STOCK INVESTMENTS AND THE HUDSON MONTFORD MULTIFAMILY PROPERTY

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508,700	$70,903	4.65%	5.2	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	51,304	6,651	4.74%	2.3	54.1%	
3	Senior Loan	Various	SFR	2/11/2020	36,465	4,912	5.55%	5.3	69.6%	
4	Senior Loan	Various	SFR	2/11/2020	10,090	1,415	5.30%	5.2	66.7%	
5	Senior Loan	Various	SFR	2/11/2020	10,049	1,503	5.35%	4.6	68.1%	
6	Senior Loan	Various	SFR	2/11/2020	10,523	1,470	4.72%	2.7	63.2%	
7	Senior Loan	Various	SFR	2/11/2020	9,494	1,311	6.10%	5.3	71.4%	
8	Senior Loan	Various	SFR	2/11/2020	8,710	1,246	5.88%	5.5	53.3%	
9	Senior Loan	Various	SFR	2/11/2020	7,417	1,067	5.34%	5.6	70.3%	
10	Senior Loan	Various	SFR	2/11/2020	6,528	943	5.46%	5.7	68.6%	
11	Senior Loan	Various	SFR	2/11/2020	6,249	831	4.83%	0.6	64.0%	
12	Senior Loan	Various	SFR	2/11/2020	5,760	797	5.99%	5.4	70.0%	
13	Senior Loan	Various	SFR	2/11/2020	5,410	754	5.24%	5.3	54.7%	
	Total SFR				**676,699**	**93,804**	**4.80%**	**4.9**	**66.8%**	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$22,667[5]	$7,601	9.98%	2.7	63.0%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,581[5]	10,292	11.06%	3.4	59.7%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	24,576	3.62%	6.7	65.5%	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	16,943[5]	4,752	14.06%	4.0	63.3%	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643[5]	20,316	0.00%	7.0	69.4%	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	33,975[5]	11,497	11.07%	7.7	70.9%	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	108,305[5]	27,755	0.00%	3.5	71.4%	
8	CMBS B-Piece	Various	Multifamily	12/9/2021	45,412[5]	16,023	10.07%	1.3	74.9%	
9	CMBS B-Piece	Various	Multifamily	5/2/2022	34,094[5]	10,442	4.36%	15.4	60.7%	
10	CMBS B-Piece	Various	Multifamily	7/28/2022	68,484[5]	24,674	10.07%	6.1	61.6%	
	Total CMBS B-Piece				**549,103**	**157,928**	**5.01%**	**5.8**	**67.2%**	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS IO Strip	Various	Multifamily	5/18/2020	$17,590[6]	$501	2.09%	23.3	69.4%	
2	CMBS IO Strip	Various	Multifamily	8/6/2020	108,643[6]	5,157	3.08%	7.0	69.4%	
3	CMBS IO Strip	Various	Multifamily	4/28/2021[7]	64,662[6]	1,322	1.71%	6.6	65.5%	
4	CMBS IO Strip	Various	Multifamily	5/27/2021	20,000[6]	1,036	3.50%	6.9	68.3%	
5	CMBS IO Strip	Various	Multifamily	6/7/2021	4,266[6]	113	2.39%	5.4	63.3%	
6	CMBS IO Strip	Various	Multifamily	6/11/2021[8]	113,084[6]	1,827	1.33%	5.9	65.9%	
7	CMBS IO Strip	Various	Multifamily	6/24/2021	25,995[6]	312	1.29%	6.9	62.3%	
8	CMBS IO Strip	Various	Multifamily	8/10/2021	25,000[6]	577	1.96%	6.8	70.9%	
9	CMBS IO Strip	Various	Multifamily	8/11/2021	6,942[6]	399	3.20%	8.1	65.7%	
10	CMBS IO Strip	Various	Multifamily	8/24/2021	1,625[6]	237	2.70%	7.6	61.3%	
11	CMBS IO Strip	Various	Multifamily	9/1/2021	34,625[6]	3,521	2.04%	7.0	65.8%	
12	CMBS IO Strip	Various	Multifamily	9/11/2021	20,902[6]	3,656	3.05%	8.2	62.6%	
	Total CMBS IO Strip				**443,334**	**18,658**	**2.16%**	**7.3**	**67.2%**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$7,500	$7,500	11.00%	1.0	79.3%	
2	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,905	7.59%	5.9	89.4%	
3	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,978	7.71%	7.8	84.9%	
4	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,308	7.42%	8.0	84.8%	
5	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	3,988	7.42%	8.0	84.3%	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	7,390	3,067	7.42%	8.0	80.3%	
7	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	3,620	1,502	7.42%	8.0	71.0%	
8	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,287	7.33%	5.8	81.1%	
9	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,258	7.50%	5.8	89.3%	
10	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,653	7.89%	5.3	83.8%	
11	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,525	7.83%	5.3	81.5%	
12	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	6,829	2,816	7.53%	5.5	83.3%	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	$3,310	$1,366	6.91%	6.0	80.3%	
14	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,245	7.32%	8.1	83.1%	
15	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,187	7.89%	5.3	81.6%	
16	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	880	7.74%	5.3	83.1%	
17	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	622	7.22%	8.1	78.6%	
18	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	491	7.71%	5.7	75.5%	
19	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,498	16.00%	5.4	91.9%	
20	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,695	16.00%	1.5	86.6%	
21	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,470	15.75%	1.9	94.5%	
22	Mezzanine	Kirkland, WA	Multifamily	10/5/2022	4,030	3,994	15.75%	4.5	73.7%	
	Total Mezzanine				**133,207**	**76,249**	**9.54%**	**5.8**	**84.2%**	
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$11,394	$11,394	11.00%	6.8	75.6%	
2	Preferred Equity	Holly Springs, NC	Life Sciences	9/29/2021	9,040	9,033	10.00%	0.2	N/A	
3	Preferred Equity	Atlanta , GA	Multifamily	10/26/2021	9,750	9,703	11.00%	1.4	92.3%	
4	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021[9]	18,359	18,359	10.50%	8.7	55.6%	
5	Preferred Equity	Vacaville, CA	Life Sciences	1/14/2022	22,242	22,237	10.00%	0.2	N/A	
6	Preferred Equity	Beaumont , TX	Self-Storage	4/7/2022[10]	4,000	3,965	15.03%	7.2	67.0%	
7	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,000	3,964	14.31%	7.2	73.0%	
8	Preferred Equity	Medley , FL	Self-Storage	7/1/2022	9,000	8,926	11.00%	4.0	96.2%	
9	Preferred Equity	Plano , TX	Multifamily	8/10/2022	8,500	8,436	15.84%	2.2	81.8%	
10	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022	9,000	8,928	14.75%	2.3	78.2%	
11	Preferred Equity	Woodbury, MN	Life Sciences	10/19/2022	15,000	14,975	10.00%	0.2	77.1%	
12	Preferred Equity	Forney, TX	Multifamily	2/10/2023	14,000	13,883	11.00%	1.6	N/A	
13	Preferred Equity	Richmond, VA	Multifamily	2/24/2023	11,200	11,108	11.00%	1.6	N/A	

*SEE FOOTNOTES ON FOLLOWING PAGE

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
14	Preferred Equity	Temecula, CA	Life Sciences	4/6/2023	21,976	21,921	17.50%	0.2	N/A	
15	Preferred Equity	Phoenix, AZ	SFR	5/16/2023	1,200	1,188	13.25%	3.8	N/A	
16	Preferred Equity	Fort Worth, TX	Life Sciences	5/17/2023	3,911	3,911	13.00%	2.9	N/A	
	Total Preferred Equity				**172,611**	**171,931**	**12.17%**	**2.7**	**36.0%**	
1	MSCR Note	Various	Multifamily	5/25/2022	$4,000	$2,101	14.47%	28.9	61.3%	
2	MSCR Note	Various	Multifamily	5/25/2022	5,000	2,314	11.47%	28.9	61.3%	
3	MSCR Note	Various	Multifamily	9/23/2022	1,500	664	11.82%	28.4	61.7%	
	Total MSCR Note				**10,500**	**5,079**	**12.66%**	**28.9**	**61.3%**	
1	Mortgage-Backed Security	Various	SFR	6/1/2022	$10,074	$3,222	4.87%	2.4	85.0%	
2	Mortgage-Backed Security	Various	SFR	6/1/2022	10,419	3,486	8.37%	2.8	84.3%	
3	Mortgage-Backed Security	Various	SFR	7/28/2022	575	268	6.23%	4.3	87.5%	
4	Mortgage-Backed Security	Various	SFR	7/28/2022	1,057	348	3.60%	5.0	77.0%	
5	Mortgage-Backed Security	Various	Multifamily	9/12/2022	3,927	1,404	11.07%	7.6	73.3%	
6	Mortgage-Backed Security	Various	Self-Storage	9/29/2022	8,000	7,837	10.84%	4.2	66.7%	
7	Mortgage-Backed Security	Various	Multifamily	3/10/2023	5,747	2,012	13.56%	1.7	62.7%	
	Total Mortgage-Backed Security				**39,799**	**18,577**	**8.84%**	**3.4**	**76.6%**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$50,145	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022	N/A	26,155	N/A	N/A	N/A	
3	Common Stock	N/A	SFR	2/10/2023	N/A	-	N/A	N/A	N/A	
4	Common Stock	N/A	SFR	2/24/2023	N/A	111	N/A	N/A	N/A	
	Total Common Stock				**N/A**	**$78,101**	**N/A**	**N/A**	**N/A**	
1	Multifamily Property	Charlotte, NC	Multifamily	12/31/2021[11]	N/A	$26,366	N/A	N/A	N/A	
	Portfolio Total				**$2,025,253**	**$620,327**	**5.25%**	**5.4**	**69.2%**	**1.83x**

*SEE FOOTNOTES ON FOLLOWING PAGE

Portfolio

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, CMBS I/O STRIPS, MEZZANINE LOANS, PREFERRED EQUITY, MULTIFAMILY PROPERTY, MSCR NOTES AND MORTGAGE-BACKED SECURITIES AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS.
(2) NET EQUITY REPRESENTS THE CARRYING VALUE LESS BORROWINGS COLLATERALIZED BY THE INVESTMENT.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED-AVERAGE LIFE IS WEIGHTED ON CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) THE NUMBER SHOWN REPRESENTS THE NOTIONAL VALUE ON WHICH INTEREST IS CALCULATED FOR THE CMBS I/O STRIPS. CMBS I/O STRIPS RECEIVE NO PRINCIPAL PAYMENTS AND THE NOTIONAL VALUE DECREASES AS THE UNDERLYING LOANS ARE PAID OFF.
(7) THE COMPANY, THROUGH THE SUBSIDIARY OPS, PURCHASED APPROXIMATELY $50.0 MILLION AND $15.0 MILLION AGGREGATE NOTIONAL AMOUNT OF THE X1 INTEREST-ONLY TRANCHE OF THE FHMS K-107 CMBS I/O STRIP ON APRIL 28, 2021 AND MAY 4, 2021, RESPECTIVELY.
(8) THE COMPANY, THROUGH THE SUBSIDIARY OPS, PURCHASED APPROXIMATELY $80.0 MILLION, $35.0 MILLION, $40.0 MILLION AND $50.0 MILLION AGGREGATE NOTIONAL AMOUNT OF THE X1 INTEREST-ONLY TRANCHE OF THE FRESB 2019-SB64 CMBS I/O STRIP ON JUNE 11, 2021 AND SEPTEMBER 29, 2021, FEBRUARY 3, 2022 AND MARCH 18, 2022, RESPECTIVELY.
(9) THE COMPANY, THROUGH THE SUBSIDIARY OPS, INVESTED $5.0 MILLION, $1.8 MILLION, $40.1 MILLION AND $18.5 MILLION IN THIS PREFERRED EQUITY INVESTMENT ON DECEMBER 28, 2021, JANUARY 27, 2022, FEBRUARY 1, 2022 AND JULY 6, 2022, RESPECTIVELY.
(10) THE COMPANY, THROUGH THE SUBSIDIARY OPS, INVESTED $2.7 MILLION AND $1.3 MILLION IN THIS PREFERRED EQUITY INVESTMENT ON APRIL 7, 2022 AND MAY 3, 2022, RESPECTIVELY.
(11) REAL ESTATE IS A 204-UNIT MULTIFAMILY PROPERTY.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended	June 30, 2023	Mar. 31, 2023
Interest income	$17,299	$16,161
Interest expense	(13,094)	(12,212)
Net interest income	4,205	3,949
Other income (loss)	10,188	10,949
Total operating expenses	(5,098)	(5,520)
Net income (loss)	**9,295**	**9,378**
Net (income) loss attributable to preferred shareholders	(874)	(874)
Net (income) loss attributable to redeemable NCI	(1,992)	(1,937)
Net (income) loss attributable to redeemable NCI in subsidiaries	-	-
Net income (loss) attributable to common stockholders	**$6,429**	**$6,567**
Weighted average common shares outstanding, diluted	23,080	22,678
Net income (loss) per share, diluted	**$0.36**	**$0.37**

Book Value

	June 30, 2023	Dec. 31, 2022
Common stockholders' equity	$334,720	$346,474
Redeemable noncontrolling interests in the OP	94,681	96,501
Total equity	**$429,401**	**$442,975**
Redeemable OP units	5,038	5,038
Common shares outstanding	17,232	17,080
Combined book value per share	**$19.28**	**$20.03**

Balance Sheet

	June 30, 2023	December 31, 2022
Cash and cash equivalents	$19,657	$20,048
Restricted cash	1,922	299
Real estate investment, net	58,613	245,222
Loans, held-for-investment, net	306,820	256,147
Common stock investments, at fair value	77,991	78,264
Equity method investments	111	-
Mortgage loans, held-for-investment, net	710,577	726,531
Accrued interest and dividends	19,323	15,665
Mortgage loans held in variable interest entities, at fair value	6,315,488	6,720,246
CMBS structured pass-through certificates, at fair value	43,531	46,876
MSCR notes, at fair value	10,340	10,313
Mortgage-backed securities	37,876	32,328
Accounts receivable and other Assets	1,804	2,197
Total Assets	**$7,604,053**	**$8,154,136**
Secured financing agreements, net	$677,671	$687,885
Master repurchase agreements	333,233	331,020
Unsecured Notes, net	205,398	204,960
Mortgages payable, net	32,247	121,236
Accounts payable and other accrued liabilities	8,352	6,231
Accrued interest payable	6,385	7,986
Bonds payable held in variable interest entities, at fair value	5,873,761	6,249,804
Total Liabilities	**7,137,047**	**7,609,122**
Redeemable NCI in the Operating Partnership	94,681	96,501
Total Stockholders Equity	372,325	448,513
Total Liabilities and Stockholders' Equity	**$7,604,053**	**$8,154,136**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 3Q 2023 Net Income to EAD

	Low	Mid	High
For the three months ended	Sep. 30, 2023	Sep. 30, 2023	Sep. 30, 2023
Net income attributable to common stockholders	$6,586	$7,548	$8,511
Net income attributable to redeemable noncontrolling interests	1,565	1,757	1,948
Adjustments:			
Amortization of stock-based compensation	1,284	1,284	1,284
EAD	**$9,435**	**$10,589**	**$11,743**
Weighted average common shares outstanding, basic	18,048	18,048	18,048
Weighted average common shares outstanding, diluted[1]	23,086	23,086	23,086
EPS per diluted weighted average share	**$0.35**	**$0.40**	**$0.45**
EAD per diluted weighted average share	**$0.41**	**$0.46**	**$0.51**
Announced 3Q dividend	$0.50	$0.50	$0.50
Estimated 3Q Net income dividend coverage ratio	0.71x	0.81x	0.91x
Estimated 3Q EAD dividend coverage ratio	0.82x	0.92x	1.02x

Reconciliation of 3Q 2023 EAD to CAD

	Low	Mid	High
For the three months ended	Sep. 30, 2023	Sep. 30, 2023	Sep. 30, 2023
EAD	$9,435	$10,589	$11,743
Adjustments:			
Amortization of premiums	3,678	3,678	3,678
Accretion of discounts	(3,663)	(3,663)	(3,663)
Amortization and depreciation	475	475	475
CAD	**$10,387**	**$11,541**	**$12,694**
Weighted average common shares outstanding, basic	18,048	18,048	18,048
Weighted average common shares outstanding, diluted[1]	23,086	23,086	23,086
EPS per diluted weighted average share	**$0.35**	**$0.40**	**$0.45**
CAD per diluted weighted average share	**$0.45**	**$0.50**	**$0.55**
Announced 3Q dividend	$0.50	$0.50	$0.50
Estimated 3Q Net income dividend coverage ratio	0.71x	0.81x	0.91x
Estimated 3Q CAD dividend coverage ratio	0.90x	1.00x	1.10x

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMED VESTING OF ALL OUTSTANDING RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Net income attributable to common stockholders	$6,429	$6,567	$(3,733)	$(9,289)	$3,850	$12,406	$12,435	$13,233	$5,542	$8,367
Net income attributable to redeemable noncontrolling interests	1,992	1,937	(111)	(1,889)	2,186	4,783	7,640	11,084	5,834	15,829
Adjustments:										
Amortization of stock-based compensation	1,262	847	872	870	871	673	538	538	557	391
Provision for (reversal of) credit losses, net	(6)	(34)	-	-	-	-	-	-	-	124
Unrealized (gains) or losses	889	2,564	12,563	19,473	4,184	8,545	(8,832)	(14,336)	(3,859)	(16,476)
Earnings Available for Distribution	**$10,566**	**$11,881**	**$9,591**	**$9,165**	**$11,091**	**$26,407**	**$11,781**	**$10,519**	**$8,074**	**$8,235**
Weighted average common shares outstanding, basic	17,213	17,118	15,163	14,962	14,748	13,696	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	23,080	22,678	22,696	22,678	22,494	22,030	21,911	20,712	19,603	19,199
EPS per diluted weighted average share[1]	**$0.36**	**$0.37**	**$(0.17)**	**$(0.49)**	**$0.26**	**$0.78**	**$0.92**	**$1.17**	**$0.58**	**$1.26**
EAD per diluted weighted average share[1]	**$0.46**	**$0.52**	**$0.42**	**$0.40**	**$0.49**	**$1.20**	**$0.54**	**$0.51**	**$0.41**	**$0.43**
Dividend per common share	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
Net income dividend coverage ratio	**0.72x**	**0.74x**	**(0.34)x**	**(0.98)x**	**0.52x**	**1.56x**	**1.94x**	**2.46x**	**1.22x**	**2.65x**
EAD dividend coverage ratio	**0.92x**	**1.04x**	**0.84x**	**0.80x**	**0.98x**	**2.40x**	**1.14x**	**1.07x**	**0.86x**	**0.91x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Earnings Available for Distribution	$10,566	$11,881	$9,591	$9,165	$11,091	$26,407	$11,781	$10,519	$8,074	$8,235
Adjustments:										
Amortization of premiums	3,806	3,531	3,663	3,425	3,854	9,900	5,337	5,390	2,808	2,516
Accretion of discounts	(3,572)	(3,500)	(3,521)	(3,517)	(3,244)	(3,030)	(3,271)	(2,976)	(1,680)	(1,668)
Amortization and depreciation	478	476	460	545	946	944	-	-	-	-
Amortization of deferred financing costs	12	11	12	12	12	12	-	-	-	-
Cash Available for Distribution	**$11,290**	**$12,399**	**$10,203**	**$9,630**	**$12,659**	**$34,233**	**$13,847**	**$12,933**	**$9,202**	**$9,083**
Weighted average common shares outstanding, basic	17,213	17,118	15,163	14,962	14,748	13,696	9,163	6,863	5,306	5,023
Weighted average common shares outstanding, diluted[1]	23,080	22,678	22,696	22,678	22,494	22,030	21,911	20,721	19,603	19,199
EPS per diluted weighted average share[1]	**$0.36**	**$0.37**	**$(0.17)**	**$(0.49)**	**$0.26**	**$0.78**	**$0.92**	**$1.17**	**$0.58**	**$1.26**
CAD per diluted weighted average share[1]	**$0.49**	**$0.55**	**$0.45**	**$0.42**	**$0.56**	**$1.55**	**$0.63**	**$0.62**	**$0.47**	**$0.47**
Dividend per common share	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.475**	**$0.475**	**$0.475**	**$0.475**
Net income dividend coverage ratio	**0.72x**	**0.74x**	**(0.34)x**	**(0.98)x**	**0.52x**	**1.56x**	**1.94x**	**2.46x**	**1.22x**	**2.65x**
CAD dividend coverage ratio	**0.98x**	**1.10x**	**0.90x**	**0.84x**	**1.12x**	**3.10x**	**1.33x**	**1.31x**	**0.99x**	**0.99x**

(1) WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON-CONTROLLING INTERESTS